SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2004

GRIC COMMUNICATIONS, INC.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27871	77-0368092
(Commission File Number)	(IRS Employer Identification No.)

1421 McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 955-1920
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5:                                                    OTHER EVENTS.

On February 18, 2004, GRIC Communications, Inc. (“GRIC”) issued a press release announcing that it had hired Daniel Fairfax as its new Senior Vice President of Finance and Chief Financial Officer.  Fairfax assumed his new role effective February 23, 2004 and will report to GRIC’s President and Chief Executive Officer, Bharat Davé.

ITEM 7:                                                    FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

Exhibit Number	Exhibit Title or Description

99.01	Press release dated February 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIC COMMUNICATIONS, INC.

Date: February 25, 2004	By:	/s/ David L. Teichmann
David L. Teichmann, Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press release dated February 18, 2004.